UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 25, 2023

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Suite 235, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note
Closing of the Webhelp Transaction
On September 25, 2023 (the “Closing Date”), Concentrix Corporation (“Concentrix” or the “Company”) completed its acquisition of the issued and outstanding capital stock (the “Shares”) of Marnix Lux SA, a public limited liability company (société anonyme) incorporated under the laws of the Grand Duchy of Luxembourg (“Webhelp Parent”) and the parent company of the Webhelp business, from the holders thereof (the “Sellers”). The acquisition was completed pursuant to the terms and conditions of the Share Purchase and Contribution Agreement, dated as of June 12, 2023, as amended by the First Amendment to the Share Purchase and Contribution Agreement, dated as of July 14, 2023 (together, the “SPA”) by and among Concentrix, OSYRIS S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg and a direct wholly owned subsidiary of Concentrix (“Purchaser”), Webhelp Parent, the Sellers, and certain representatives of the Sellers.
Pursuant to the SPA, and upon the terms and subject to the conditions described therein, on the Closing Date, except as otherwise set forth in the SPA, (i) Purchaser purchased certain of the Sellers’ Shares (the “Acquired Shares”) in exchange for approximately €488.7 million in cash (the “Closing Cash Payment”) and the Sellers’ Note (as defined and described below) (the Sellers’ Note together with the Closing Cash Payment, the “Cash Purchase Price”); (ii) the Sellers contributed certain of their Shares (the “Contributed Shares”) in exchange for approximately 14.9 million shares (the “Closing Shares”) of Concentrix common stock, par value $0.0001 per share (“Common Stock”); and (iii) the Sellers transferred and exchanged certain of their Shares (the “Exchanged Shares”) for the contingent right to earn up to an additional 750,000 shares of Common Stock (the “Earnout Shares”) (collectively, the “Transaction”). As a result of the Transaction, Webhelp Parent became a direct subsidiary of Purchaser, and the Company has begun to integrate the Concentrix and Webhelp businesses.
Prior to the Closing Date, Concentrix and certain Sellers entered into stock restriction agreements (the “Stock Restriction Agreements”), pursuant to which such Sellers (the “Restricted Stock Participants”) agreed to contribute in kind to Concentrix, and Concentrix agreed to receive, certain of the Restricted Stock Participants’ Shares in exchange for the issuance of shares of Common Stock with certain restrictions thereon (the “Restricted Shares”) in lieu of such Sellers’ right to a portion of the Earnout Shares. On the Closing Date, Concentrix issued 79,561 Restricted Shares in exchange for certain of the Restricted Stock Participants’ Shares. The Restricted Shares are non-transferable and non-assignable and are not entitled to any dividends or distributions unless and until the restrictions lapse, as set forth in the Stock Restriction Agreements. The Restricted Shares will be automatically cancelled by Concentrix for no consideration in the event that the restrictions on the Restricted Shares do not lapse. The Restricted Stock Participants have waived any and all rights as a holder of Restricted Shares to vote on any matter submitted to the holders of Common Stock.
Pursuant to the SPA and the Stock Restriction Agreements, the restrictions on 100% of the Earnout Shares and the Restricted Shares will lapse if the trading price of Common Stock equals or exceeds $170.00 for 20 trading days in any 45 consecutive trading day period prior to September 25, 2030. Alternatively, the restrictions on 50% to 100% of the Earnout Shares and the Restricted Shares will lapse prior to the consummation of a change of control of the Company that occurs before September 25, 2026 if the consideration payable to holders of shares of Common Stock in the change of control is between $150.00 per share and $170.00 or more per share.
Immediately after the closing of the Transaction, there were approximately 66.6 million shares of Common Stock outstanding, with the Company’s stockholders prior to the Transaction holding approximately 77.6% of such shares, and the Sellers holding approximately 22.4% of such shares.
The foregoing description of the SPA is qualified in its entirety by reference to the full text of the SPA, which is incorporated in this Introductory Note by reference to (i) Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 12, 2023, and (ii) Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 17, 2023. The foregoing description of the Stock Restriction Agreements is qualified in its entirety by reference to the full text of the form of Stock Restriction Agreement, which is incorporated in this Introductory Note by reference to Exhibit E to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 17, 2023.
In connection with the closing of the Transaction, the Company used the net proceeds from its previously disclosed offering and sale of $2.15 billion aggregate principal amount of senior notes, together with approximately $294.7 million of delayed draw borrowings under its previously announced $2.1447 billion senior unsecured term loan facility, and cash on hand to pay the Cash Purchase Price, repay approximately €1.80 billion of existing indebtedness of Webhelp Parent and its subsidiaries, and pay related fees and expenses in connection with the Transaction. The remaining proceeds will be used for general corporate purposes of the Company.
Item 1.01 Entry into a Material Definitive Agreement.
On the Closing Date and as part of the consideration for the Transaction, Concentrix issued a promissory note in the aggregate principal amount of €700,000,000 (the “Sellers’ Note”) to certain Sellers (each, a “Noteholder”). Pursuant to the Sellers’ Note, the unpaid principal amount outstanding will accrue interest from time to time at a rate of two percent (2%) per annum, and all principal and accrued interest will be due and payable on September 25, 2025. The initial amount owed to each Noteholder is set forth in the Sellers’ Note.
The foregoing description of the Sellers’ Note is qualified in its entirety by reference to the full text of the Sellers’ Note, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth under “Closing of the Webhelp Transaction” in the Introductory Note of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth under “Closing of the Webhelp Transaction” in the Introductory Note of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference. The shares of Common Stock to be issued as consideration for the Transaction, including pursuant to the SPA and Stock Restriction Agreements, will be issued pursuant to the exemptions from registration found in Rule 802 under the Securities Act of 1933, as amended (the “Securities Act”).
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of the closing of the Transaction, on September 25, 2023, Olivier Duha and Nicolas Gheysens were appointed as members of the Company’s Board of Directors (the “Board”). Each of Mr. Duha and Mr. Gheysens were appointed to the Executive Committee of the Board, effective as of the closing of the Transaction.
Mr. Duha, age 54, is the co-founder and served as Chief Executive Officer of Webhelp since June 2000. Prior to joining Webhelp, Mr. Duha served as a consultant at Bain & Company Inc., a global business consulting and services firm, from 1998 to 2000. Mr. Duha received a degree in finance from École Supérieure de Commerce Et de Management – ESCEM, a master’s degree in consulting from Audencia, and an MBA from INSEAD.
Mr. Gheysens, age 46, has served as an executive of Groupe Bruxelles Lambert SA, a public limited liability company (société anonyme) incorporated under the laws of Belgium (“GBL”), an investment group based in Brussels, since September 2019. Prior to joining GBL, Mr. Gheysens served as an executive at KKR & Co., Inc., a global investment firm, from February 2004 to June 2019.
The Company entered into an indemnification agreement with each of Messrs. Duha and Gheysens in connection with their appointment. The form of indemnification agreement was previously filed as Exhibit 10.4 to Amendment No. 1 to the Company’s Registration Statement on Form 10 filed on October 13, 2020.
There are no arrangements or understandings between Messrs. Duha and Gheysens and any other persons pursuant to which Messrs. Duha and Gheysens were appointed as members of the Board, other than as set forth in the SPA and the Investor Rights Agreement by and between Concentrix and certain Sellers, which were previously disclosed in the Company’s Current Report on Form 8-K filed on March 31, 2023. There are no family relationships between Messrs. Duha and Gheysens and any previous or current officers or directors of the Company, and there are no related party transactions reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 7.01 Regulation FD Disclosure.
On September 25, 2023, the Company issued a press release announcing the completion of the Transaction and the appointment of Messrs. Duha and Gheysens to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference. The information set forth in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific referencing in such filing.
Item 8.01 Other Items.
Following the closing of the Transaction, the Company will operate under the trade name “Concentrix + Webhelp” while it finalizes its permanent name.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The audited consolidated financial statements of Webhelp Parent and its subsidiaries as of and for the years ended December 31, 2022 and 2021 (which include unaudited financial information for the year ended December 31, 2020) are filed as Exhibit 99.2 hereto and incorporated by reference herein. The consolidated financial statements of Webhelp Parent as of and for the years ended December 31, 2022 and 2021 and for each of the years then ended have been audited by Deloitte & Associés and PricewaterhouseCoopers Audit, independent auditors, as set forth in their report thereon, which is incorporated by reference herein (which report expresses an unqualified opinion on such financial statements).
The unaudited consolidated financial statements of Webhelp Parent and subsidiaries as of March 31, 2023 and for the three-month periods ended March 31, 2023 and 2022 are filed as Exhibit 99.3 hereto and incorporated by reference herein.
(b) Pro Forma Financial Information
The Company’s unaudited pro forma condensed combined statements of operations for the six months ended May 31, 2023 and the year ended November 30, 2022 and the unaudited pro forma condensed combined balance sheet as of May 31, 2023, each with related notes thereto, are filed as Exhibit 99.4 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
10.1
Share Purchase and Contribution Agreement, dated June 12, 2023, by and among Concentrix Corporation, OSYRIS S.à r.l., Marnix Lux SA, the other beneficiaries party thereto, and Sandrine Asseraf as the PoA Seller Representative (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 12, 2023).

10.2
First Amendment to Share Purchase and Contribution Agreement, dated July 14, 2023, by and among Concentrix Corporation, OSYRIS S.à r.l., Marnix Lux SA, Sandrine Asseraf as the PoA Seller Representative, Priscilla Maters, as the representative of the GBL Sellers and Frédéric Jousset, and Sapiens, as the representative of the Non-PoA Sellers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 17, 2023).

10.3	Sellers' Note, dated September 25, 2023, by and among Concentrix Corporation and certain holders party thereto.

10.4
Form of Stock Restriction Agreement, dated as of September 25, 2023, by and between Concentrix Corporation and the shareholders of Marnix Lux SA party thereto (incorporated by reference to Exhibit E to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 17, 2023).

23.1	Consent of Deloitte & Associés, Independent Auditor (incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K filed on July 17, 2023).

23.2	Consent of PricewaterhouseCoopers Audit, Independent Auditor (incorporated by reference to Exhibit 23.2 to the Company’s Current Report on Form 8-K filed on July 17, 2023).

99.1	Press release issued by Concentrix Corporation on September 25, 2023 announcing the closing of the Transaction and the appointment of Messrs. Duha and Gheysens to the Board.

99.2
Audited consolidated financial statements of Webhelp Parent and its subsidiaries as of and for the years ended December 31, 2022 and 2021 (which include unaudited financial information for the year ended December 31, 2020), and the report of Deloitte & Associés and PricewaterhouseCoopers Audit (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on July 17, 2023).

99.3
Unaudited consolidated financial statements of Webhelp Parent and its subsidiaries as of March 31, 2023 and for the three-month periods ended March 31, 2023 and 2022 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on July 17, 2023).

99.4
Unaudited pro forma condensed combined financial statements of operations for the six months ended May 31, 2023 and the year ended November 30, 2022 of the Company and unaudited pro forma condensed combined balance sheet as of May 31, 2023 of the Company (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K filed on July 17, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2023	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal